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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 24, 2001


                             SS&C TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  000-28430                              06-1169696
          (Commission File Number)          (I.R.S. Employer Identification No.)

    80 Lamberton Road
    Windsor, Connecticut                                   06095
    (Address of Principal Executive Offices)             (Zip Code)

                                 (860) 298-4500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5.       OTHER EVENTS.

         On May 24, 2001, SS&C Technologies, Inc. (the "Company") announced that its board of directors has authorized the Company to repurchase shares of its common stock with an aggregate value of up to $20,000,000. The stock repurchase is in addition to a recently-completed program to repurchase shares with an aggregate value of up to $20,000,000 begun on May 23, 2000, pursuant to which the Company repurchased 1,201,209 shares for a total expenditure of $6,439,453.

         The stock repurchase will take place over the next 12 months in open market, negotiated and block transactions. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and business conditions. The repurchased shares will be used for general corporate purposes.

         The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (c)  Exhibits.

              Exhibit No.     Description
              -----------     -----------

                   99         Press Release


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2001                              SS&C TECHNOLOGIES, INC.
                                           -------------------------------------
                                                       (Registrant)

                                           By:  /s/ Anthony R. Guarascio
                                           Anthony R. Guarascio
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


              Exhibit No.     Description
              -----------     -----------

                   99         Press Release